SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934


                                April 17, 2006
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                             ALL-AMERICAN SPORTPARK, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter


         Nevada                   0-024970                  88-0203976
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


         6730 South Las Vegas Boulevard, Las Vegas, NV  89119
         ----------------------------------------------------------
         Address of Principal Executive Offices, Including Zip Code


                                (702) 798-7777
             --------------------------------------------------
             Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 17, 2006 Piercy Bowler Taylor and Kern ("PBTK") notified All-American SportPark, Inc. (the "Company") that it will decline to stand for reappointment as the Company's independent registered public accounting firm, effective immediately.

     PBTK performed audits of the Company's consolidated financial statements for the fiscal years ended December 31, 2005 and 2004. PBTK's reports did not contain an adverse opinion or disclaimer of opinion. However, PBTK's reports did include an explanatory paragraph relating to the Company's ability to continue as a going concern.

     During the fiscal years ended December 31, 2005 and 2004 and through April 17, 2006, (i) there have been no disagreements with PBTK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to PBTK's satisfaction, would have caused PBTK to make reference to the subject matter of the disagreement(s) in connection with its reports for such year, and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-B.

     The Company has commenced a search for a new independent registered public accountant. The Company does not currently have an audit committee, and so the entire Board of Directors serves in that capacity. The Company will file a Form 8-K as required by SEC rules upon engaging a new independent registered public accounting firm.

     The Company provided PBTK with a copy of this Form 8-K prior to its filing with the SEC and requested PBTK to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as
Exhibit 16.1 to this Report is a copy of PBTK's letter to the SEC, dated April 21, 2006.

ITEM 9.01 EXHIBITS.

16 Letter of Piercy Bowler Taylor and Kern, dated April 21, 2006, addressed to the Securities and Exchange Commission.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALL-AMERICAN SPORTPARK, INC.


Date:  April 21, 2006                By: /s/ Ronald S. Boreta
                                         Ronald S. Boreta, President